UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 12, 2007

CommunitySouth Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	000-51896	20-0934786
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6650 Calhoun Memorial Parkway, Easley, South Carolina  29640
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (864) 306-2540

Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.   Other Events

On January 12, 2007, CommunitySouth Bancshares, Inc., the parent company of CommunitySouth Bank and Trust, issued a press release announcing its Board of Directors has voted to change its name to CommunitySouth Financial Corporation, pending shareholder approval.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements. and Exhibits.

        (c)

        Exhibit No.       Exhibit
        99.1        Press Release of CommunitySouth Bancshares, Inc. dated January 12, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYSOUTH BANCSHARES, INC. By: /s/ John W. Hobbs
Name: John W. Hobbs
Title: Chief Financial Officer

Dated:  January 12, 2007

EXHIBIT INDEX

Exhibit Number                   Description

99.1        Press Release of CommunitySouth Bancshares, Inc. dated January 12, 2007

4